CERTIFICATIONS

      Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Biacore International AB (publ), a company incorporated under the laws of Sweden (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date   June 21, 2004
/s/    Ulf Jonsson
Name   Ulf Jonsson
Title  President and Chief Executive Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the report.


     Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Biacore International AB (publ), a company incorporated under the laws of Sweden (the "Company"), hereby certifies, to such officer's knowledge, that:

     The Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date   June 21, 2004
/s/    Lars-Olov Forslund
Name   Lars-Olov Forslund
Title  Executive Vice President and Chief Financial Officer

     The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) as an exhibit to the report.